UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2022 (June 23, 2022)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) Waitr Holdings Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) on June 23, 2022.
(b) At the 2022 Annual Meeting, the Company’s stockholders were asked to consider and vote upon the following six proposals: (1) to elect two Class I directors to serve until the 2025 Annual Meeting of Stockholders of the Company; (2) to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock at a ratio between one-for-four (1:4) and one-for-fifteen (1:15), without reducing the authorized number of shares of Company common stock, if and when determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Reverse Split”); (3) to approve an amendment and restatement of the Waitr Holdings Inc. Amended and Restated 2018 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder; (4) to approve, by advisory vote, the compensation of the Company’s named executive officers (the “say-on-pay”); (5) to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (6) to adjourn the 2022 Annual Meeting to a later date or dates, if the Company determines that additional time is necessary to solicit additional proxies for any proposal.
The following are the final voting results for proposals considered and voted upon at the 2022 Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the 2022 Annual Meeting, which was filed with the Securities and Exchange Commission on May 6, 2022 (“Proxy Statement”):
1.The two Class I directors that were up for election at the 2022 Annual Meeting were elected for a three-year term expiring at the Company’s 2025 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal. Votes regarding the election of these directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles Holzer	32,411,441	29,027,486	34,735,869
Steven L. Scheinthal	38,197,136	23,241,791	34,735,869
2.Stockholders did not approve the proposed amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock at a ratio between one-for-four (1:4) and one-for-fifteen (1:15), without reducing the authorized number of shares of Company common stock, if and when determined by the Company’s board of directors in its sole discretion. The voting results were as follows:

Votes For	Votes Against	Abstentions
60,440,910	35,495,747	238,139
There were no broker non-votes with respect to this proposal.
3.Stockholders did not approve the proposed amendment and restatement of the Waitr Holdings Inc. Amended and Restated 2018 Omnibus Incentive Plan to increase in the number of shares reserved for issuance thereunder. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,331,530	38,226,055	881,342	34,735,869
4.Stockholders did not approve, on an advisory basis, the say-on-pay or the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,480,099	37,429,718	1,529,110	34,735,869
5.Moss Adams LLP was ratified as the Company’s independent public accounting firm for the fiscal year ending December 31, 2022. Voting results were as follows:

Votes For	Votes Against	Abstentions
75,181,281	18,719,484	2,274,031
There were no broker non-votes with respect to this proposal.
6.Voting results for the adjournment proposal were as follows:

Votes For	Votes Against	Abstentions
55,477,981	39,371,433	1,325,382
There were no broker non-votes with respect to this proposal.
Although approximately 63% of the votes cast on Proposal 2 were voted in favor of its approval, which constituted approximately 38% of the outstanding shares of common stock in favor, the Company did not have the requisite votes to approve the Reverse Split. The Company plans to continue to work on solutions to overcome the perceived impediment to implementing the Reverse Split, with the goal of maintaining the Company’s continued listing on the Nasdaq Capital Market, while addressing the concerns of our stockholders, as reflected in the voting at the 2022 Annual Meeting. The Company continues to believe that the Reverse Split, as well as continued listing on the Nasdaq Capital Market, is in the stockholders’ best interest.
Item 7.01 Regulation FD Disclosure.
As disclosed in our Proxy Statement, in April 2022 the Compensation Committee and the Board adopted a policy to compensate each of the non-employee Board members (excluding Jon Green) for board services from and after the date of the 2022 Annual Meeting through the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) comprised of restricted stock units (“RSUs”) to be valued at $150,000 on the date of the 2022 Annual Meeting. It was contemplated that the RSUs would vest upon the earlier to occur of (i) the one-year anniversary of the 2022 Annual Meeting, (ii) the 2023 Annual Meeting or (iii) a change of control, provided that such Board member continuously serves on the Board through the vesting date.
Based on the results of the 2022 Annual Meeting, the Board has determined not to compensate such non-employee Board members (excluding Jon Green) through the issuance of RSUs, but has determined that each of the non-employee Board members (excluding Jon Green) will be compensated solely through the payment of $50,000 cash for services rendered between the date of the 2022 Annual Meeting and the date of the 2023 Annual Meeting. Non-employee Board members will also be reimbursed for reasonable travel and other related expenses.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: June 24, 2022	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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